Exhibit 99.1

FTI Consulting 3 Times Square 11th Floor New York, NY 10036 212.247.1010 telephone 212.841.9350 facsimile www.fticonsulting.com

October 29, 2021

Mr. Ty Harrison
President and Chief Financial Officer
PureWest Energy, LLC
1550 Wynkoop, Third Floor
Denver, Colorado 80202

and

Guggenheim Securities, LLC
330 Madison Ave, 14th Floor
New York, NY 10017

Independent Advisor’s Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by the addressees (the “Specified Users”), with respect to the PureWest Funding LLC (the “Issuer”) 2021-1 Securitization (the “Transaction”). PureWest Energy, LLC (together with any subsidiaries or affiliates, “PW” or the “Company”) is responsible for the completeness and accuracy of the information provided to us upon which we relied in forming our findings. The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following conventions have been adopted in presenting our procedures and findings:
•	The term “compared” means compared to, verified mathematical accuracy, if applicable, and found to be in agreement with, unless otherwise noted.
•	The term “recomputed” means calculated and found to be in agreement with, unless otherwise noted.

I.	Comparisons and Recomputations of Certain Restaurant Attributes

1.
On October 8, 2021, we were provided by the Company with a computer-generated data file which contained certain attributes, as delineated in Exhibit A (Item 4), (the “Data File”) for 1,835 well locations that were operational as of October 1, 2021 (the “Cut-Off Date”). Representatives of the Issuer non-statistically selected 50 wells from the Data File that were operational as of the Cut-Off Date for detailed testing (the “Well Sample Units”).

2.
For each of the Well Sample Units, we compared and/or recomputed the attributes listed in Exhibit A as per the Data File to corresponding documents as identified in Exhibit A, all of which were provided by the Company. As summarized in attached Exhibit B (Item 5), we noted no exceptions during the course of our testing.

October 29, 2021

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We make no representations as to (i) the accuracy of the information set forth in the Data File, (ii) the actual characteristics or existence of the underlying documents or data comprising the Data File (other than with respect to the procedures described herein relating to the Well Sample Units) or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, or (iii) whether any of the documents provided to us by the Company or its representatives are comprehensive and valid instruments. Also, the procedures performed would not necessarily reveal any material misstatement of the information referred to above. This report relates only to the items specified above and does not extend to the Company’s financial statements for any date or period.

We were not engaged to and did not perform an examination, the objective of which would be the expression of an opinion on the information referred to above. Accordingly, we do not express such an opinion. Had we performed additional procedures; other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Users and is not intended to be and should not be used by anyone other than the Specified Users without our prior consent. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

Yours truly,

October 29, 2021

Exhibit A / Item 4

Agreed Upon Procedures

Using non-statistical sampling techniques, representatives of the Issuer will select 50 well locations from the population of well locations included in the Data File and FTI will perform the following procedures with respect to the below noted Data File Fields:

•
Well Name: Agree to Well Names in “WOGCC_Query_100121.xlsx” file. Well names are on the “WOGCC_Query_100121-(Well Name)” tab. The well name consists of the lease name and well number. The well name in the Data File uses an abbreviation for the lease portion of the name, whereas the WOGCC file uses the long-form lease name. Use the “Lease Lookup” tab to find the corresponding abbreviation for the long-form lease name.

•	First Production Year: Agree to first production year in “WOGCC_Query_100121.xlsx” file. First production year is on the “WOGCC_Query_100121-(1st Prod.)” tab.

•	Seasoning: Calculation equal to difference between first production date and 10/1/2021 using 30/360 daycount. For each well, assume the first production date is Jan 1 of the first production year.

•	Net Working Interest %: Agree to Net Working Interest % on the “Well_WI_Query_1October2021” tab in “BOLO_Query_1October2021.xlsx” file. Allowable variance threshold of +/- 0.00005%.

•	Net Revenue Interest %: Agree to Net Revenue Interest % on the “NRI_Query_1October2021” tab in “BOLO_Query_1October2021.xlsx” file. Allowable variance threshold of +/- 0.00005%.

October 29, 2021

Exhibit B / Item 5

No exceptions were noted during the course of our testing procedures.